Exhibit 99.1
W. P. Carey & Co. LLC
Supplemental Disclosure Report
For the Year Ended
December 31, 2005

W. P. CAREY & CO. LLC
Supplemental Disclosure Report for the Year ended December 31, 2005

Contents	Page

CORPORATE PROFILE:
Company Overview	4
Full Year and Fourth Quarter Ended December 31, 2005 Results	5
Financial Highlights	6

FINANCIAL ANALYSIS:
Reconciliation of Net Income to FFO and FAD Analysis	8
Debt Structure Analysis	9
Total Capitalization Analysis	10
Revenue Diversification Analysis	11
Revenue Stability Analysis	12
Selected Financial Ratios	13
Portfolio Debt Summary	14
Mortgage Debt Maturity Profile	15

ACQUISITIONS & DISPOSITIONS:
Acquisitions Update	17
Dispositions Update	18

PORTFOLIO ANALYSIS:
Portfolio Diversification Analysis by Rent Contribution	20
Portfolio Diversification Analysis by Property Type	21
Portfolio Diversification Analysis by Tenant Industry	22
Portfolio Diversification Analysis by Geography	23
Portfolio Lease Maturity Analysis	24

EXHIBITS:
Consolidated Balance Sheets	Exhibit A
Consolidated Statements of Income	Exhibit B
Consolidated Statements of Cash Flows	Exhibit C
Quarterly Reconciliation of Net Income to Funds from Operations	Exhibit D
Detailed Property Summary	Exhibit E

CORPORATE PROFILE

SECTION: CORPORATE PROFILE
W. P. CAREY & CO. LLC
Company Overview December 31, 2005

STOCK DATA
Exchanges	NYSE & PCX
Ticker	WPC
Closing Price Range twelve months ended December 31, 2005	$23.95-$35.52
Listed Shares Outstanding as of December 31, 2005	37,706,247

BANKS
JPMorgan Chase Bank — Administrative Agent
The Bank of New York — Syndication Agent
PNC Bank, N.A. — Syndication Agent
Wells Fargo Bank, N.A. — Syndication Agent
Bank of America, N.A. — Documentation Agent
INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
RESEARCH COVERAGE
A. G. Edwards & Sons, Inc.
COMPANY CONTACTS
Mark DeCesaris
Managing Director, Acting Chief Financial Officer
Susan C. Hyde
Executive Director, Director of Investor Relations
Gagan Singh
First Vice President, Finance
Ryan Colbert
Analyst, Finance
EXECUTIVE OFFICES
50 Rockefeller Plaza
New York, NY 10020
Tel: 1-800-WPCAREY or (212) 492-1100
Fax: (212) 492-8922
Web Site Address: www.wpcarey.com

Ticker: WPC	www.wpcarey.com

SECTION: CORPORATE PROFILE
W. P. CAREY & CO. LLC
Full Year & Fourth Quarter Ended December 31, 2005 Results
Financial Results
Net income for the three-month period was $11.5 million, as compared to $4.1 million during the similar period in 2004. Net income for the twelve-month period was $48.6 million, as compared to $65.8 million during 2004. Diluted earnings per share (EPS) for the three-month period were $0.30, as compared to $0.10 during the same period in 2004. Diluted EPS for the twelve-month period were $1.25 versus $1.69 for 2004.
Funds from Operations (FFO) for the three-month period were $0.63 per diluted share, or $24.2 million, as compared to $0.53 per diluted share, or $20.7 million, for the comparable period in 2004. FFO for the twelve-month period were $2.53 per diluted share, or $98.6 million, as compared to $3.47 per diluted share, or $135.1 million, for 2004.
Income from continuing operations for the three-month period was $11.1 million, as compared to $5.7 million during the same period in 2004. For the twelve-month period, income from continuing operations was $42.9 million, as compared to $68.1 million for 2004.
Cash flows from operating activities for the twelve-month period were $52.7 million, as compared to $98.8 million during 2004.
Dividend Increase
The Board of Directors raised the quarterly cash dividend to $0.45 per listed share, from $0.448 per listed share, which was paid on January 15, 2006 to shareholders of record on December 31, 2005.
Annual & Fourth Quarter Investment Highlights
For the fourth quarter of 2005, total investments made by the Company on behalf of its Corporate Property Associates (CPA®) funds were $87 million, as compared to $55 million during the fourth quarter of 2004. For the fourth quarter of 2005, international transactions accounted for $42 million of the total investment volume, as compared to $31 million during the same period in 2004. Total investments for the twelve-month period were $865 million, as compared to $890 million for 2004. For the twelve-month period, international investments accounted for $468 million of this volume, as compared to $285 million for 2004.

Ticker: WPC	www.wpcarey.com

SECTION: CORPORATE PROFILE
W. P. CAREY & CO. LLC
Financial Highlights
(in thousands, except share and per share data)

	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	December 31, 2005	December 31, 2004	December 31, 2003
Operations
Total Revenues from Continuing Operations	$174,117	$222,202	$154,045
Net Income	$48,604	$65,841	$62,878
Funds From Operations (FFO)	$98,571	$135,139	$105,518

Per Share
FFO (Diluted)	$2.53	$3.47	$2.75
Dividends Declared	$1.788	$1.756	$1.734
Pay Out Ratio (Dividends Declared/FFO)	70.8%	50.6%	63.2%
Weighted Average Listed Shares Outstanding (Diluted) (3)	39,020,801	38,961,748	38,434,169

Balance Sheet	As of 12/31/05	As of 12/31/04	As of 12/31/03
Total Assets	$983,262	$1,013,539	$906,505
Limited Recourse Mortgage Debt (1)	$231,113	$190,698	$180,193
Credit Facility	$15,000	$102,000	$29,000
Shareholders Equity	$607,468	$620,651	$594,787

Stock Data
Price Range	$23.95-$35.52
Dividend Yield Range	5.00%-7.52%
Average Trading Volume	39,915
Price/Estimated FFO (2)	9.19

(1)	Excludes pro rata mortgage debt of equity investments in properties leased to Federal Express Corporation, CheckFree Holdings, Inc., Information Resources, Inc., Childtime Childcare, Inc., Hologic, Inc., Carrefour France, SAS, and SICOR, Inc. See the Portfolio Debt Summary on page 14 for details.

(2)	Based on a stock price of $25.65 on March 2, 2006 and 2006 analyst FFO forecast of $2.79.

(3)	Diluted shares outstanding for 2003 were revised from 38,008,762 to 38,434,169.

Ticker: WPC	www.wpcarey.com

FINANCIAL ANALYSIS

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Reconciliation of Net Income to Funds From Operations (FFO) & FAD Analysis
(in thousands, except share and per share data)

	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	December 31, 2005	December 31, 2004	December 31, 2003
Net income	$48,604	$65,841	$62,878
Gain on sale of real estate	(12,474)	(92)	(1,238)
FFO of equity investees in excess of equity income	10,358	7,010	4,396
Depreciation, amortization, deferred taxes and other non-cash charges	27,094	39,113	34,688
FFO applicable to minority investees in excess of minority income	(602)	(555)	(344)
Straight-line rent adjustment	3,821	1,724	910
Impairment loss on investments	21,770	22,098	3,878
Charge on extinguishment of debt	—	—	350

Funds From Operations (FFO)	$98,571	$135,139	$105,518

Weighted Average Listed Shares Outstanding
Basic	37,688,835	37,417,918	36,566,338
Diluted	39,020,801	38,961,748	38,434,169
FFO per Share
Basic	$2.62	$3.61	$2.89
Diluted	$2.53	$3.47	$2.75
Pay Out Ratio (Dividend/FFO)	70.8%	50.6%	63.2%

Funds From Operations (FFO)	98,571	135,139	105,518
Recurring and non-revenue enhancing capital expenditure	(939)	(215)	(100)

Funds Available For Distribution (FAD)	$97,632	$134,924	$105,418

FAD Per Share
Basic	$2.59	$3.61	$2.88
Diluted	$2.50	$3.46	$2.74
Pay Out Ratio (Dividend/FAD)	71.5%	50.7%	63.2%

W.P. Carey Co. LLC	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Debt Structure Analysis
(in thousands)
Debt Structure
→

September 30, 2005
Limited Recourse Mortgage Debt (1)	$234,727	75%
Credit Facility	78,000	25%

Total Debt	$312,727

December 31, 2005
Limited Recourse Mortgage Debt (1)	$292,511	95%
Credit Facility	15,000	5%

Total Debt	$307,511

(1)	Includes pro rata mortgage debt of equity investments in properties leased to Federal Express Corporation, CheckFree Holdings, Inc., Information Resources, Inc., Childtime Childcare, Inc., Hologic, Inc., Carrefour, SAS, and SICOR, Inc. See the Portfolio Debt Summary on page 14 for details.

W.P. Carey Co. LLC	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Total Capitalization Analysis
December 31, 2005
(in thousands)

Total Market Capitalization Analysis
Equity Market Capitalization of Listed Shares(1)	$967,165	76%
Limited Recourse Mortgage Debt (2)	292,511	23%
Credit Facility	15,000	1%

Total Debt	307,511	24%

Total Market Capitalization (3)	$1,274,677	100%

Total Book Value Capitalization Analysis
Shareholders Equity	$607,468	66%
Limited Recourse Mortgage Debt(2)	292,511	32%
Credit Facility	15,000	2%

Total Debt	307,511	34%

Total Book Value Capitalization	$914,979	100%

(1)	Stock price of $25.65 is as of the fourth quarter earnings release date of March 2, 2006. Indicated shares outstanding of 37,706,247 is as of December 31, 2005.

(2)	Includes pro rata mortgage debt of equity investments in properties leased to Federal Express Corporation, CheckFree Holdings, Inc., Information Resources, Inc., Childtime Childcare, Inc., Hologic, Inc., Carrefour, SAS, and SICOR, Inc. See the Portfolio Debt Summary on page 14 for details.

(3)	Numbers may not add up due to rounding.

Ticker: WPC	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Revenue Diversification Analysis (GAAP Modified)
(in thousands)

Twelve Months Ended
December 31, 2005

Revenues from Real Estate Business(1)	$90,731	50%
Revenues from Management Business	90,490	50%

Total Revenues	$181,221

Three Months Ended
December 31, 2005

Revenues from Real Estate Business(1)	$24,476	56%
Revenues from Management Business	19,006	44%

Total Revenues	$43,482

Definitions

(1)	Revenues from Real Estate Business (continuing and discontinued operations) = rental income + interest income from direct financing leases + other interest income + other income + revenues of other business operations.

(2)	Revenues from Management Business = asset management revenue + structuring revenue + reimbursements revenue from CPA® REITs.

Ticker: WPC	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Revenue Stability Analysis (GAAP Modified)
(in thousands except per share data)

		Diluted
	Twelve Months Ended	Per	%
Revenue Type	December 31, 2005	Share	Change

Rents(1)	$84,102	$2.16
Management revenue(2)	64,676	$1.66

Rents and Management Revenue(3)	148,779	$3.82	82%

Structuring revenue	25,814	$0.66
Other income	6,628	$0.17

Structuring Revenue & Other Income	32,442	$0.83	18%

Total(3)	$181,221	$4.64

		Diluted
	Three Months Ended	Per	%
Revenue Type	December 31, 2005	Share	Change

Rents(1)	$20,881	$0.54
Management revenue(2)	16,086	$0.42

Rents and Management Revenue	36,967	$0.96	85%

Structuring revenue	2,920	$0.08
Other income	3,595	$0.09

Structuring Revenue & Other Income	6,515	$0.17	15%

Total(3)	$43,482	$1.12

(1)	Rents (continuing and discontinued operations) = rental income + interest income from direct financing leases + other interest income + revenues of other business operations.

(2)	Management revenues include management and performance revenues earned from CPA® REITs under management as well as reimbursements of expenses.

(3)	Numbers may not add up due to rounding.

Ticker: WPC	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Selected Financial Ratios Analysis
December 31, 2005

	For the Twelve Months	For the Twelve Months	For the Twelve Months
	Ended	Ended	Ended
Financial Strength	December 31, 2005	December 31, 2004	December 31, 2003
Leverage
Recourse debt/Book value of equity	2.5%	16.5%	4.9%
Total debt/Total market capitalization	31.8%	28.3%	20.0%
Total debt/EBITDA	2.41	1.95	2.26
FFO/Total debt	32.1%	38.2%	38.9%
Coverage
EBITDA/Total interest expense	6.00	9.67	7.95
Fixed charge coverage ratio	4.08	6.34	5.08
FFO/Total interest expense	4.63	6.34	6.98

Valuation Ratios
Price/Earnings	20.52	19.73	17.99
Price/FFO	10.14	9.61	10.73
Price/Revenues	5.52	5.52	6.71
Price/Book Value of Equity	1.59	2.02	1.82

Per Share Data
Earnings	$1.25	$1.69	$1.64
FFO	$2.53	$3.47	$2.75
Revenues	$4.64	$6.04	$4.39
Book Value of Equity	$16.11	$16.49	$16.19
Definitions

(1)	Recourse debt = Company level indebtedness that is not secured by a lien.

(2)	Total debt = long-term debt = recourse debt + limited recourse mortgage debt, including adjustments for joint ventures.

(3)	Total market capitalization = equity market capitalization + debt capitalization.

(4)	Fixed charge coverage ratio = EBITDA/(interest expense + scheduled principal amortization + preferred dividends (if any) + adjustments for joint ventures).

(5)	EBITDA = net income + interest + taxes + depreciation + amortization +/- extraordinary loss (gain) + noncash charges / gains + adjustments for JVs.

(6)	Price = Closing Price as of earnings release date of March 2, 2006.

(7)	Revenues = revenue from continuing operations + revenue from discontinued operations + interest income.

Ticker: WPC	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Debt Summary
(pro rata basis)
December 31, 2005

	Number of
Tenant/Lease Guarantor	Properties	Fixed / Variable	Original Balance	Current Balance	Interest Rate		Maturity Date

CheckFree Holdings, Inc.	1	Variable	11,650,000	10,404,539	6.61%		Jun-06
Quebecor Printing USA (MS)	1	Fixed	5,000,000	4,411,741	7.00%		Jul-06
Quebecor Printing USA (GA)	1	Fixed	7,000,000	6,385,141	6.82%		Aug-07
Amerisure Insurance	1	Fixed	9,500,000	9,711,477	8.80%		Dec-07
Billipp Portfolio(1)	7	Variable	5,000,000	5,000,000	5.92%		Dec-08
SICOR, Inc.	2	Fixed	2,777,183	2,072,936	8.13%		Jan-09
Orbital Sciences Corporation	1	Fixed	15,000,000	13,260,742	7.38%		Jun-09
America West Holdings Corporation	1	Fixed	25,000,000	16,514,734	7.23%		Aug-09
Bell South Telecommunications	1	Fixed	5,995,498	4,442,605	8.11%		Jan-10
Unisource Worldwide, Inc.	1	Fixed	7,000,000	2,865,363	7.24%		Feb-10
Hibbett Sports	1	Fixed	4,995,033	4,794,839	7.50%		Apr-10
Detroit Diesel Corporation	1	Fixed	25,000,000	10,696,264	7.96%		Jun-10
Omnicom Group, Inc.	1	Fixed	4,574,481	3,933,819	7.65%		Sep-10
EnviroWorks, Inc.	1	Fixed	3,563,292	3,164,046	10.13%		Oct-10
Federal Express Corporation	1	Fixed	18,000,000	17,050,432	7.50%		Jan-11
Autozone — Series A	12	Fixed	4,099,504	2,220,797	6.85%		Jan-11
Childtime Childcare, Inc.	12	Fixed	2,522,816	2,396,255	7.50%		Jan-11
Information Resources, Inc.	2	Fixed	8,665,800	7,919,986	7.60%		Jan-11
Cendant Operations, Inc.	1	Fixed	6,000,000	5,710,053	7.34%		Jan-11
Autozone, Inc. — Series B	19	Fixed	6,289,699	3,437,345	6.85%		Feb-11
Sprint Spectrum, LP	1	Fixed	8,753,000	8,414,630	7.64%		Aug-11
Qwest Communications, Inc.	1	Fixed	1,594,023	1,547,362	7.50%		Jun-12
Autozone — Series C	6	Fixed	2,033,191	1,263,722	6.85%		Aug-12
BE Aerospace, Inc.	3	Fixed	9,200,000	8,862,726	6.11%		Nov-12
Faurecia (AP Parts)(2)	1	Fixed	2,675,000	2,670,614	5.16%		Nov-12
Anthony, Inc. Industry(2)	4	Fixed	9,285,000	9,285,000	5.11%		Nov-12
Alstom & Werner(2)	3	Fixed	10,750,000	10,750,000	5.18%		Dec-12
SAS Pantin Invest France(3)	1	Fixed	12,683,000	8,118,024	4.92%		Jul-13
Autozone — Series D	11	Fixed	4,667,621	3,097,200	6.85%		Aug-13
Aviva France (fka Tellit Assurances -SA)(3)	1	Fixed until 2008, variable thereafter.	3,300,750	2,420,641	4.49%		Aug-13
Direction Regional des Affaires Sanitaires et Sociales (aka SCI Le Mail)(3)	1	Fixed until 2008, variable thereafter.	1,341,000	900,546	4.60%		Aug-13
SARL S3T (aka SAS Immo Invest)(3)	1	Variable	1,429,728	1,307,353	4.56%		May-14
DSM Food Specialties (aka SAS Immo Invest)(3)	1	Variable	1,728,672	1,081,269	4.56%		May-14
Carrefour France, SAS(3)	8	Fixed	26,078,798	24,773,569	5.55%		Dec-14
Lowe’s Home Improvement Warehouse (Eagle Hardware)	1	Fixed	9,725,000	9,725,000	4.87%		Sep-15
Bouygues Telecom, S.A. (Tours)(3)	1	Fixed until 2010, variable thereafter.	9,877,469	7,904,221	3.86%		Oct-15
Dr. Pepper(2)	2	Fixed	33,950,000	33,950,000	5.13%		Nov-15
Bouygues Telecom, S.A. (Illkirch-Graffenstaden)(3)	1	Fixed until 2006, variable thereafter	16,874,000	13,829,458	5.45%		Oct-16
Hologic, Inc.	2	Fixed	6,660,000	6,216,856	6.40%		May-23

Total Limited Recourse Debt(7)	118		$350,239,559	$292,511,307	6.38	%(4)

			Credit Facility (5)	$15,000,000	4.98%		May-07

			Total Debt	$307,511,307	6.31	%(5)

(1)	New loan as of December 29, 2005.

(2)	New portfolio refinancing activity completed fourth quarter 2005.

(3)	Debt balance calculated using an exchange rate of 1.1844 USD/EUR at December 31, 2005.

(4)	Reflects weighted average interest rate for the mortgage debt only.

(5)	Indicated interest rate is based on Libor + 110 bps and represents the weighted average on outstanding tranches at December 31, 2005. Floating rate subject to change depending on leverage ratios and debt ratings (if applicable).

(6)	Reflects weighted average interest rate for the entire portfolio including the line of credit debt.

(7)	Numbers may not add up due to rounding.

Ticker: WPC	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Mortgage Debt Maturity Profile
(pro rata basis)
December 31, 2005

Year	Balloon Payments

2005	—
2006	14,452,927
2007	15,540,508
2008	—
2009	26,754,760
2010	6,741,951
2011	37,912,078
2012	9,023,825
2013	4,635,588
2014	17,239,220
2015	10,071,205
2016	4,921,209
2017	—
2018	129,778
2019	—
2020	—
2021	—
2022	—
2023	231,984

Total	$147,655,033

Ticker: WPC	www.wpcarey.com

ACQUISITIONS & DISPOSITIONS

SECTION: ACQUISITIONS/DISPOSITIONS
W. P. CAREY & CO. LLC
2005 Acquisitions Update

			Purchase Price			Gross Square
Portfolio(s)	Tenant/Lease Guarantor	Property Location	(000s)	Closing Date	Property Type	Footage

Management Business

CPA®:16 - Global	HMS Healthcare	Southfield, Michigan	$18,732	January 3, 2005	Office	94,127
CPAs®:15, 16 - Global	Pohjola	Helsinki, Finland	113,514	January 3, 2005	Office	579,884
CPA®:16 - Global	Clean Earth	Cynthiana, KY	7,366	January 14, 2005	Industrial	329,000
CPA®:16 - Global	Precise Technology II	Buffalo Grove, IL	16,469	January 18, 2005	Warehouse/Manufacturing	264,695
CPA®:16 - Global	Integrated Distribution Systems(1)	Ayutthaya, Thailand	23,689	January 28, 2005	Industrial/Distribution	609,789
CPA®:16 - Global	Reyes Holding Note(2)	N/A	12,778	January 31, 2005	N/A	N/A
CPA®:16 - Global	Finisar	Allen, TX & Sunnyvale, CA	29,292	February 7, 2005	Office & Industrial	252,050
CPA®:16 - Global	MetalsAmerica	Shelby, NC	7,437	February 9, 2005	Industrial	169,916
CPA®:16 - Global	Polypipe	Gainsville, TX, Sandersville, GA, Erwin, TN, and Ferley, NV	8,714	February 25, 2005	Industrial	240,067
CPA®:16 - Global	Telecordia Technologies	Piscataway, NJ	116,459	March 15, 2005	Office	885,653
CPA®:15	Berry Plastics Expansion(1) (3)	Alsip and Tolleson, AZ; Geddes, NY	2,640	March 31, 2005	Warehouse/Manufacturing	78,000
CPA®:15	UTI Philadelphia Expansion(1) (3)	Philadelphia, PA	6,663	March 31, 2005	Office/Training Facility	40,875
CPA®:15, 16 - Global	Hinckley	Stuart, FL, Southwest Harbor and Trenton, ME and Portsmouth, RI	58,319	May 6, 2005	Industrial	473,975
CPA®:16 - Global	MetoKote	OH, TN, IL, & Ontario, Canada	38,306	May 27, 2005	Industrial	782,010
CPA®:15, 16 - Global	Hellweg	16 Locations throughout Germany	154,364	June 9, 2005	Retail	1,371,312
CPA®:16 - Global	Career Education	Nashville, Tennessee	10,541	June 24, 2005	Office	66,263
CPA®:14	Societe Genedis Promocash (Carrefour)	Le Mans, France	1,993	July 12, 2005	Retail	44,799
CPA®:15, 16 - Global	French Government-SNC Rue Albert	13th Arrondissement, Paris France	107,074	July 14, 2005	Office	241,335
CPA®:16 - Global	MetoKote-Mexico	Saltillo, Mexico	3,782	July 15, 2005	Industrial	85,900
CPA®:16 - Global	Bob's Discount Furniture	Norwich, CT	22,938	August 17, 2005	Warehouse/Distribution	660,519
CPA®:16 - Global	John McGavigan (Pressac)- Advanced Decorative Systems	Glasgow, Scotland UK	12,209	August 18, 2005	Manufacturing	112,099
CPA®:16 - Global	Advanced Circuits, Inc.	Aurora, CO	5,261	September 20, 2005	Industrial	61,233
CPA®:16 - Global	John Nurminen	Helsinki, Finland	9,979	October 31, 2005	Warehouse/Distribution	178,110
CPA®:14, 16 - Global	Dick's Sporting Goods Expansion(1) (3)	Plainfield, IN	18,429	November 18, 2005	Retail	361,000
CPA®:15	Innovative Holdings Limited Expansion(1) (3)	Birmingham, England	6,688	December 2, 2005	Warehouse/Distribution	35,038
CPA®:16 - Global	Corinthian Blairsville(3)	Blairsville, PA	26,463	December 6, 2005	Residential	198,660
CPA®:16 - Global	Murray Intl. Metals	Newbridge, Midlothian, Scotland, UK	25,249	December 19, 2005	Warehouse/Distribution	213,394

	Total(4)		$865,347			8,429,703

(1)	Represents a facility expansion.

(2)	Mortgage note investment.

(3)	Represents a build-to-suit transaction.

(4)	Numbers may not add up due to rounding.

Ticker: WPC	www.wpcarey.com

SECTION: ACQUISITIONS/DISPOSITIONS
W. P. CAREY & CO. LLC
2005 Dispositions Update

				Sale Price
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Disposition Date	(000s)

Real Estate Business

WPC LLC	Rochester Button	South Boston, VA	February 11, 2005	$65
WPC LLC	Blue Tools, Inc. (DeVlieg Bullard)	Frankenmuth, MI	March 3, 2005	1,704
WPC LLC	K-Mart	Denton, TX	March 4, 2005	2,000
WPC LLC	Apogent	Rochestor, NY, Dubuque, IA, Portsmouth, NH	May 2, 2005	28,850
WPC LLC	Penn Virginia	Duffield, VA	October 3, 2005	1,050
WPC LLC	Gibson Greetings(1)	Berea, KY & Cincinnati, OH	December 9, 2005	12,000
WPC LLC	Games Workshop	Glen Burnie, MD	December 15, 2005	3,250

	Subtotal			$48,919

Management Business

CPA®:14	Stellex	Valencia, CA	February 25, 2005	$4,116
CPA®:12	Scott(2)	San Leandro, CA	March 1, 2005	563
CPA®:12	Lanxide	Newark, DE	March 31, 2005	3,000
CPA®:15	Blackstone	Miami, FL	April 19, 2005	20,500
CPA®:14	Buffets (land sale)	Eagan, MN	August 4, 2005	1,626
CPA®:15	Fleming(3)	Tulsa, OK	November 1, 2005	29,651
CPA®:15	Holiday Inn Toulouse(4)	Toulouse, France	December 1, 2005	4,445
CPA®:12	Scott(5)	San Leandro, CA	December 15, 2005	14,175

	Subtotal			$78,076
	Total			$126,995

1)	Includes $3 million lease termination fee.

2)	Represents partial land sale.

3)	Sold certain FFE valued at approximately $1.6 million for approximately $215,000. Deed in lieu.

4)	Toulouse sales price is 3,699,250 EUR at a rate of 1.2017.

5)	Represents full land sale.

Ticker: WPC	www.wpcarey.com

PORTFOLIO ANALYSIS

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Rent Contribution
December 31, 2005
Based on Ongoing Rental Income

Top Ten Tenants/Lease Guarantors	Annualized	Percentage of Total	Percentage of
	Rent	Annualized Rent	Revenue(1)

Detroit Diesel Corporation	$4,634,253	5.4%	2.6%
Dr Pepper/Seven Up Bottling Group	4,598,841	5.4%	2.5%
Carrefour France, S.A.	3,459,579	4.0%	1.9%
Bouygues Telecom, S.A.	3,458,398	4.0%	1.9%
Quebecor Printing USA	3,127,203	3.7%	1.7%
Orbital Sciences Corporation	3,022,947	3.5%	1.7%
Federal Express Corporation	2,986,085	3.5%	1.6%
The Titan Corporation	2,862,068	3.3%	1.6%
America West Holdings Corporation	2,837,889	3.3%	1.6%
CheckFree Holdings, Inc.	2,247,148	2.6%	1.2%

Percentage of Total	Number of Tenants/Lease
Annualized Rent	Guarantors

10.0% < rent	0
10.0% > , ≥ 7.5%	0
7.5% > , ≥ 5.0%	2
5.0% > , ≥ 2.5%	9
2.5% > rent	97

Percentage of	Number of Tenants/Lease
Revenue(1)	Guarantors

10.0% < rent	0
10.0% > , ≥ 7.5%	0
7.5% > , ≥ 5.0%	0
5.0% > , ≥ 2.5%	2
2.5% > rent	106

(1)	Revenues = revenue from continuing operations + revenue from discontinued operations + interest income.

Ticker: WPC	www.wpcarey.com

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Property Type
December 31, 2005

Property Type	Square Footage(2)	Percent

Industrial	9,207,690	53.9%
Warehouse/Distribution	4,314,893	25.3%
Office	2,234,445	13.1%
Retail	1,043,736	6.1%
Hospitality	158,000	0.9%
Other(3)	115,606	0.7%

Total	17,074,370	100.0%

Property Type	Annual Rent(1)	Percent

Industrial	$32,602,044	38.1%
Office	30,951,317	36.2%
Warehouse/Distribution	14,220,390	16.6%
Retail	6,022,360	7.0%
Hospitality	1,200,000	1.4%
Other(3)	570,677	0.7%

Total(4)	$85,566,789	100.0%

(1)	Rents reflect current annualized rates on a pro rata basis.

(2)	Square footage for jointly owned properties is not shown on a pro rata basis.

(3)	Reflects land used for educational purposes & unoccupied land.

(4)	Numbers may not add up due to rounding.

Ticker: WPC	www.wpcarey.com

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Tenant Industry
December 31, 2005

		Percentage of
Industry Type(1)	Annual Rent	Rent(2)

Manufacturing	$34,712,042	40.6%
Information	11,873,904	13.9%
Wholesale Trade	10,811,337	12.6%
Retail Trade	8,517,776	10.0%
Transportation and Warehousing	7,296,183	8.5%
Professional, Scientific and Technical Services	5,920,529	6.9%
Finance and Insurance	2,615,212	3.1%
Accomodation and Food Services	1,209,000	1.4%
Construction	823,077	1.0%
Public Administration	832,478	1.0%
Health Care and Social Assistance	620,062	0.7%
Educational Services	169,320	0.2%
Other (3)	165,868	0.2%

Total(4)	$85,566,789	100.0%

(1)	Based on the North American Industry Classification System (NAICS) and information provided by the tenant.

(2)	Rents reflect current annualized rates on a pro rata basis.

(3)	Reflects land used for Administrative, Support, Waste Management, Remediation Services, Arts, Entertainment & Recreation, and Other Services (except Public Administration).

(4)	Numbers may not add up due to rounding.

Ticker: WPC	www.wpcarey.com

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Geography
December 31, 2005

Region	Square Footage(2)	Percentage

Midwest	5,286,077	31.0%
South	4,963,611	29.1%
East	3,464,671	20.3%
West	2,331,364	13.7%
Europe	1,028,647	6.0%

Total	17,074,370	100.0%

Region	Annual Rent(1)	Percentage

South	$27,294,946	31.9%
West	19,944,583	23.3%
Midwest	16,222,285	19.0%
East	12,822,665	15.0%
Europe	9,282,309	10.8%

Total(3)	$85,566,789	100.0%

(1)	Rents reflect current annualized rates on a pro rata basis.

(2)	Square footage for jointly owned properties shown on a pro rata basis.

(3)	Numbers may not add up due to rounding.

Ticker: WPC	www.wpcarey.com

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Lease Maturity Analysis
December 31, 2005

Year of	Number of	Annualized	Percentage of Total	Years to
Lease Expiration	Leases	Rents(1)	Annualized Rents	Maturity

2006(2)	24	3,405,776	4.0%	1.00
2007	19	10,416,955	12.2%	2.00
2008	14	7,732,535	9.0%	3.00
2009	13	11,780,526	13.8%	4.00
2010	18	10,591,772	12.4%	5.00
2011	10	9,874,323	11.5%	6.00
2012	6	2,161,190	2.5%	7.00
2013	7	3,137,564	3.7%	8.00
2014	4	9,077,462	10.6%	9.00
2015	2	3,289,698	3.8%	10.00
2016	2	684,430	0.8%	11.00
2017	1	1,485,809	1.7%	12.00
2018	3	3,105,709	3.6%	13.00
2019	1	2,716,648	3.2%	14.00
2020	1	4,634,253	5.4%	15.00
2021	—	—	0.0%	16.00
2022	2	1,472,138	1.7%	17.00

Total(3)	127	$85,566,789	100%

Weighted Average Years to Maturity:			6.54

(1)	Month to month properties are counted in current year’s revenue stream.

(2)	2006 lease expirations include Broomfield tenants counted as separate leases.

(3)	Numbers may not add up due to rounding.

Ticker: WPC	www.wpcarey.com

EXHIBITS (1)

(1)	Sources for Exhibits A, B, C and D include a) Forms 10-K for the years 2003, 2004 & 2005 b) Company Press Releases

EXHIBIT A
W. P. CAREY & CO. LLC
Consolidated Balance Sheets
(in thousands except share amounts)

	The Company	The Company
	Consolidated as of	Consolidated as of
	December 31, 2005	December 31, 2004
ASSETS:
Real estate, net	$454,478	$476,365
Net investment in direct financing leases	131,975	190,644
Equity Investments	134,567	110,379
Operating real estate	7,865	9,140
Assets held for sale	18,815	12,802
Cash and cash equivalents	13,014	16,715
Due from affiliates	82,933	63,471
Goodwill	63,607	63,607
Intangible assets, net	40,700	50,501
Other assets, net	35,308	19,915

Total assets	$983,262	$1,013,539

LIABILITIES, MINORITY INTEREST AND MEMBERS’ EQUITY:
Liabilities:
Mortgage notes payable	$226,701	$190,698
Mortgage notes payable on assets held for sale	4,412	—
Credit facility	15,000	102,000
Accrued interest	2,036	1,389
Dividends payable	16,963	16,626
Due to affiliates	2,994	2,033
Accounts payable and accrued expense	23,002	19,838
Prepaid rental income and security deposits	4,391	4,881
Accrued income taxes	634	3,909
Deferred income taxes, net	39,908	38,359
Other liabilities	36,064	11,748

Total Liabilities	372,105	391,481

Minority interest	3,689	1,407

Commitments and contingencies
Members’ Equity:
Listed Shares, no par value, 100,000,000 shares authorized, 37,706,247, and 37,523,462 shares issued and outstanding at December 31, 2005 and 2004	740,593	734,658
Distributions in excess of accumulated earnings	(131,178)	(112,441)
Unearned compensation	(5,119)	(5,366)
Accumulated other comprehensive income	3,172	3,800
Total members’ equity	607,468	620,651

Total liabilities, minority interest and members’ equity	$983,262	$1,013,539

Ticker: WPC	www.wpcarey.com

EXHIBIT B
W. P. CAREY & CO. LLC
Consolidated Statements of Income
(in thousands, except share and per share amounts)

	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	December 31, 2005	December 31, 2004	December 31, 2003
REVENUES:
Asset management income	$62,294	$61,194	$56,402
Structuring revenue	28,197	45,168	31,658
Rental Income	52,386	44,817	40,558
Interest income from direct financing leases	17,149	17,580	17,118
Incentive and subordinated disposition revenue from CIP® merger	—	42,095	—
Other operating income	6,592	5,623	5,211
Revenues of other business operations	7,499	5,725	3,098

	174,117	222,202	154,045

OPERATING EXPENSES:
General and administrative	(55,184)	(50,985)	(43,695)
Depreciation	(11,939)	(10,954)	(8,939)
Amortization	(8,813)	(10,074)	(7,259)
Property expenses	(7,396)	(5,577)	(5,745)
Impairment charges and loan losses	(15,154)	(12,899)	(1,480)
Operating expenses of other business operations	(6,327)	(6,261)	(1,209)

	(104,813)	(96,750)	(68,327)

OTHER INCOME AND EXPENSES:
Other interest income	3,511	3,127	2,581
Income from equity investments	5,182	5,308	4,008
Minority interest in income	(264)	(1,499)	(370)
Gain on foreign currency transactions and other gains, net	1,305	1,222	48
Interest expense	(16,787)	(14,488)	(14,660)

	(7,053)	(6,330)	(8,393)

Income from continuing operations before income taxes	62,251	119,122	77,325
Provision for income taxes	(19,390)	(50,983)	(19,116)

Income from continuing operations	42,861	68,139	58,209

DISCONTINUED OPERATIONS:
Income from operations of discontinued properties	1,885	6,812	6,391
Gains on sale of real estate, net	10,474	89	1,238
Impairment charges on properties held for sale	(6,616)	(9,199)	(2,960)

Income (loss) from discontinued operations	5,743	(2,298)	4,669

NET INCOME	$48,604	$65,841	$62,878

BASIC EARNINGS PER SHARE:
Income from continuing operations	$1.14	$1.82	$1.59
Income (loss) from discontinued operations	0.15	(0.06)	0.13

Net Income	$1.29	$1.76	$1.72

DILUTED EARNINGS PER SHARE:
Income from continuing operations	$1.10	$1.75	$1.52
Income (loss) from discontinued operations	0.15	(0.06)	0.12

Net Income	$1.25	$1.69	$1.64

DIVIDENDS DECLARED PER SHARE:	$1.79	$1.76	$1.73

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	37,688,835	37,417,918	36,566,338

Diluted	39,020,801	38,961,748	38,434,169

Ticker: WPC	www.wpcarey.com

EXHIBIT C
W. P. CAREY & CO. LLC
Consolidated Statements of Cash Flows
(in thousands)

	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	December 31, 2005	December 31, 2004	December 31, 2003
Cash flows from operating activities:
Net income	$48,604	$65,841	$62,878
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets and deferred financing costs	21,623	22,298	19,340
Distribution received in excess of accumulated earnings and equity income in excess of distributions	479	(793)	(23)
Gain on sales of real estate and securities, net	(10,570)	(90)	(660)
Recognition of deferred gain on completion of development project	(2,000)	—	—
Minority interest in income	264	1,499	370
Straight-line rent adjustments	3,776	1,732	74
Management income received in shares of affiliates	(31,858)	(20,999)	(18,599)
Unrealized loss (gain) on foreign currency transactions and warrants	779	(790)	(130)
Impairment charges and loan losses	21,770	22,098	4,440
Deferred income taxes	1,549	8,827	9,769
Realized loss (gain) on foreign currency transaction	19	(430)	(556)
Costs paid by issuance of shares	201	168	215
(Decrease) increase in accrued taxes payable	(3,274)	2,099	(3,475)
Tax charge — share incentive plans	604	3,423	2,700
Amortization of unearned compensation	3,936	3,768	3,536
Deferred acquisition revenue received	8,961	5,978	1,495
Increase in structuring revenue receivable	(5,304)	(14,860)	(13,424)
Net changes in other operating assets and liabilities	(6,852)	(920)	(655)

Net cash provided by operating activities	52,707	98,849	67,295

Cash flows from investing activities:
Distributions received from equity investments in excess of equity income	6,164	6,933	3,503
Capital distributions from equity investment	—	—	6,582
Purchases of real estate and equity investments	—	(115,522)	(8,184)
Capital expenditures	(2,975)	(1,596)	(2,843)
Purchase of investment	(465)	—	—
Payment of deferred acquisition revenue to affiliate	(524)	(524)	(524)
Release of funds from escrow in connection with the sale of a property	—	7,185	—
Proceeds from sales of property and investments	45,542	6,548	24,395
Cash acquired on acquisition of subsidiary	—	—	1,300

Net cash provided by (used in) investing activities	47,742	(96,976)	24,229

Cash flows from financing activities:
Dividends paid	(67,004)	(65,073)	(62,978)
Contributions from minority interests	1,539	—	—
Distributions to minority interests	(355)	(1,101)	—
Scheduled payments of mortgage principal	(9,229)	(9,428)	(8,548)
Proceeds from mortgages and credit facility	121,764	170,000	82,683
Prepayments of mortgages principal and credit facility	(151,893)	(106,962)	(107,854)
Payment of financing costs	(797)	(1,238)	(391)
Proceeds from issuance of shares	4,400	6,649	7,789
Retirement of shares	(2,206)	(2,543)	—

Net cash used in financing activities:	(103,781)	(9,696)	(89,299)

Effect of exchange rate changes on cash	(369)	179	830

Net (decrease) increase in cash and cash equivalents	(3,701)	(7,644)	3,055
Cash and cash equivalents, beginning of year	16,715	24,359	21,304

Cash and cash equivalents, end of year	$13,014	$16,715	$24,359

Ticker: WPC	www.wpcarey.com

EXHIBIT D
W. P. CAREY & CO. LLC
Quarterly Reconciliation of Net Income to Funds from Operations
(in thousands, except share and per share amounts)

	For the Quarter	For the Quarter	For the Quarter	For the Quarter
	Ended	Ended	Ended	Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
Net income	$11,488	$14,328	$16,933	$5,855
(Gain) loss on sale of real estate	(3,355)	—	(9,139)	20
FFO of equity investees in excess of equity income	2,833	2,690	2,608	2,227
Depreciation, amortization, deferred taxes and other non-cash charges	6,396	7,957	7,400	5,341
FFO applicable to minority investees in excess of minority income	(183)	(193)	(108)	(118)
Straight-line rent adjustment	1,119	824	964	914
Impairment charges and loan losses	5,949	—	6,149	9,672

Funds From Operations (FFO)	$24,247	$25,606	$24,807	$23,911

Weighted Average Listed Shares Outstanding
Basic	37,762,361	37,727,008	37,670,305	37,592,343
Diluted	38,674,396	38,948,980	39,017,636	39,377,650
FFO per Share
Basic	$0.64	$0.68	$0.66	$0.64
Diluted	$0.63	$0.66	$0.64	$0.61

Ticker: WPC	www.wpcarey.com

EXHIBIT E
W. P. CAREY & CO. LLC
Detailed Property Summary
December 31, 2005

						Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Square Footage	Annual Rent	Total Rent	Factor	Expiration	Term

Detroit Diesel Corporation	Detroit, MI	Industrial	Manufacturing	Midwest	2,730,750	4,634,253	5.42%	PPI	June-20	June-40

Detroit Diesel Corporation Total					2,730,750	4,634,253	5.42%

Dr Pepper/Seven Up Bottling Group	Irving, TX	Industrial	Manufacturing	South	459,497	2,789,657	3.26%	CPI	June-14	June-29
Dr Pepper/Seven Up Bottling Group	Houston, TX	Industrial	Manufacturing	South	262,450	1,809,184	2.11%	CPI	June-14	June-29

Dr Pepper/Seven Up Bottling Group Total					721,947	4,598,841	5.37%

Carrefour France, SAS (4)	Lens, France	Warehouse/Distribution	Retail Trade	Europe	62,349	361,758	0.42%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Lens, France	Warehouse/Distribution	Retail Trade	Europe	1,276	7,406	0.01%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Lens, France	Warehouse/Distribution	Retail Trade	Europe	2,136	12,394	0.01%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nimes, France	Warehouse/Distribution	Retail Trade	Europe	66,285	317,542	0.37%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nimes, France	Warehouse/Distribution	Retail Trade	Europe	1,255	6,010	0.01%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nimes, France	Warehouse/Distribution	Retail Trade	Europe	293	1,403	0.00%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nimes, France	Warehouse/Distribution	Retail Trade	Europe	87,334	476,347	0.56%	INSEE (2)	November-12	November-12
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	85,602	458,976	0.54%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	29,617	158,801	0.19%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	3,696	19,816	0.02%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	1,424	7,635	0.01%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	53,032	228,393	0.27%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	33,638	144,867	0.17%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	49,736	296,860	0.35%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	74,846	446,733	0.52%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Ploufragen, France	Warehouse/Distribution	Retail Trade	Europe	60,221	276,871	0.32%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Cholet, France	Warehouse/Distribution	Retail Trade	Europe	48,760	237,767	0.28%	INSEE (2)	December-11	December-11

Carrefour France, SAS Total					661,500	3,459,579	4.04%

Bouygues Telecom, S.A.(1)	Tours, France	Office	Information	Europe	102,237	1,327,973	1.55%	INSEE (2)	September-09	September-12
Bouygues Telecom, S.A.(3)	Illkirch-Graffenstaden, France	Office	Information	Europe	80,729	2,130,425	2.49%	INSEE (2)	December-08	July-13

Bouygues Telecom, S.A. Total					182,966	3,458,398	4.04%

Quebecor Printing USA	Doraville, GA	Industrial	Manufacturing	South	432,559	1,940,625	2.27%	CPI	December-09	December-34
Quebecor Printing USA	Olive Branch, MS	Industrial	Manufacturing	South	285,500	1,186,578	1.39%	None	June-08	June-33

Quebecor Printing USA Total					718,059	3,127,203	3.65%

Orbital Sciences Corporation	Chandler, AZ	Industrial	Manufacturing	West	335,307	3,022,947	3.53%	CPI	September-09	September-29

Orbital Sciences Corporation Total					335,307	3,022,947	3.53%

Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Warehousing	South	39,038	679,162	0.79%	CPI	August-19	August-39
Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Warehousing	South	39,038	679,162	0.79%	CPI	August-19	August-39
Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Warehousing	South	39,038	679,162	0.79%	CPI	August-19	August-39
Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Warehousing	South	39,038	679,162	0.79%	CPI	August-19	August-39
Federal Express Corporation (5)	College Station, TX	Warehouse/Distribution	Transportation and Warehousing	South	12,080	68,400	0.08%	Stated	April-07	January-09
Federal Express Corporation (5)	Corpus Christi, TX	Warehouse/Distribution	Transportation and Warehousing	South	30,212	201,037	0.23%	Stated	May-07	May-12

Federal Express Corporation Total					198,444	2,986,085	3.49%

Titan Corporation, The	San Diego, CA	Office	Manufacturing	West	166,403	2,862,068	3.34%	CPI	July-07	July-32

Titan Corporation, The Total					166,403	2,862,068	3.34%

America West Holdings Corporation (6)	Tempe, AZ	Office	Transportation and Warehousing	West	167,913	2,837,889	3.32%	CPI	April-14	April-24

America West Holdings Corporation Total					167,913	2,837,889	3.32%

CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Information	South	50,063	877,937	1.03%	CPI	December-15	December-30
CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Information	South	34,150	739,790	0.86%	CPI	December-15	December-30
CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Information	South	26,125	567,053	0.66%	CPI	December-15	December-30
CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Information	South	0	62,368	0.07%	CPI	December-15	December-30

CheckFree Holdings, Inc. Total					110,338	2,247,148	2.63%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

						Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Square Footage	Annual Rent	Total Rent	Factor	Expiration	Term

AutoZone, Inc.	Decatur, AL	Retail	Retail Trade	South	5,400	44,620	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Bessemer, AL	Retail	Retail Trade	South	5,400	32,158	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Phenix City, AL	Retail	Retail Trade	South	5,400	44,620	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Mobile, AL	Retail	Retail Trade	South	5,400	44,620	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Chickasaw, AL	Retail	Retail Trade	South	5,400	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Montgomery, AL	Retail	Retail Trade	South	5,400	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Panama City, FL	Retail	Retail Trade	South	5,401	35,345	0.04%	% Sales	August-12	August-37
AutoZone, Inc.	Jacksonville, FL	Retail	Retail Trade	South	5,000	34,867	0.04%	% Sales	August-12	August-37
AutoZone, Inc.	Jacksonville, FL	Retail	Retail Trade	South	5,400	47,772	0.06%	% Sales	August-13	August-37
AutoZone, Inc.	Jacksonville, FL	Retail	Retail Trade	South	5,400	54,379	0.06%	% Sales	August-13	August-37
AutoZone, Inc.	Columbus, GA	Retail	Retail Trade	South	5,400	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Albany, GA	Retail	Retail Trade	South	5,400	43,262	0.05%	% Sales	August-13	August-37
AutoZone, Inc.	Brunswick, GA	Retail	Retail Trade	South	5,400	39,854	0.05%	% Sales	August-13	August-37
AutoZone, Inc.	Augusta, GA	Retail	Retail Trade	South	5,400	34,138	0.04%	% Sales	August-13	August-37
AutoZone, Inc.	Macon, GA	Retail	Retail Trade	South	5,400	49,503	0.06%	% Sales	August-13	August-37
AutoZone, Inc.	Collinsville, IL	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Alton, IL	Retail	Retail Trade	Midwest	5,400	44,620	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Wood River, IL	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Belleville, IL	Retail	Retail Trade	Midwest	5,400	44,620	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	West Monroe, LA	Retail	Retail Trade	South	5,400	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Baton Rouge, LA	Retail	Retail Trade	South	5,400	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Lake Charles, LA	Retail	Retail Trade	South	6,480	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Lake Charles, LA	Retail	Retail Trade	South	6,480	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Baton Rouge, LA	Retail	Retail Trade	South	6,600	21,567	0.03%	% Sales	March-09	March-14
AutoZone, Inc.	Baton Rouge, LA	Retail	Retail Trade	South	5,401	23,124	0.03%	% Sales	April-09	April-09
AutoZone, Inc.	Hammond, LA	Retail	Retail Trade	South	6,480	40,121	0.05%	% Sales	August-12	August-37
AutoZone, Inc.	Maplewood, MO	Retail	Retail Trade	Midwest	6,480	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Overland, MO	Retail	Retail Trade	Midwest	6,480	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	St. Louis, MO	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Breckenridge, MO	Retail	Retail Trade	Midwest	5,400	44,151	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	St. Peters, MO	Retail	Retail Trade	Midwest	5,400	48,957	0.06%	% Sales	August-12	August-37
AutoZone, Inc.	St. Peters, MO	Retail	Retail Trade	Midwest	6,660	48,718	0.06%	% Sales	August-12	August-37
AutoZone, Inc.	Gastonia, NC	Retail	Retail Trade	East	5,400	52,149	0.06%	% Sales	January-11	January-26
AutoZone, Inc.	Charlotte, NC	Retail	Retail Trade	East	5,400	42,283	0.05%	% Sales	January-11	January-26
AutoZone, Inc.	Statesville, NC	Retail	Retail Trade	East	5,400	50,739	0.06%	% Sales	January-11	January-26
AutoZone, Inc.	Lenoir, NC	Retail	Retail Trade	East	5,400	50,739	0.06%	% Sales	January-11	January-26
AutoZone, Inc.	Shelby, NC	Retail	Retail Trade	East	6,660	30,807	0.04%	% Sales	August-12	August-38
AutoZone, Inc.	Kannapolis, NC	Retail	Retail Trade	East	6,408	24,069	0.03%	% Sales	October-10	March-35
AutoZone, Inc.	Morgantown, NC	Retail	Retail Trade	East	5,400	19,451	0.02%	% Sales	October-10	March-35
AutoZone, Inc.	Albuquerque, NM	Retail	Retail Trade	West	5,400	54,642	0.06%	% Sales	August-13	March-35
AutoZone, Inc.	Farmington, NM	Retail	Retail Trade	West	5,400	41,479	0.05%	% Sales	August-13	August-13
AutoZone, Inc.	Lexington, SC	Retail	Retail Trade	East	5,400	50,079	0.06%	% Sales	August-13	June-08
AutoZone, Inc.	East Ridge, TN	Retail	Retail Trade	South	6,480	20,602	0.02%	% Sales	October-08	October-13
AutoZone, Inc.	Knoxville, TN	Retail	Retail Trade	South	6,660	23,008	0.03%	% Sales	May-09	May-09
AutoZone, Inc.	Austin, TX	Retail	Retail Trade	South	4,000	31,321	0.04%	% Sales	January-11	January-26
AutoZone, Inc.	Waco, TX	Retail	Retail Trade	South	4,800	37,585	0.04%	% Sales	January-11	January-26
AutoZone, Inc.	Corpus Christi, TX	Retail	Retail Trade	South	6,600	51,679	0.06%	% Sales	January-11	January-26
AutoZone, Inc.	Corpus Christi, TX	Retail	Retail Trade	South	6,480	50,739	0.06%	% Sales	January-11	January-26
AutoZone, Inc.	Victoria, TX	Retail	Retail Trade	South	6,480	50,739	0.06%	% Sales	January-11	January-26
AutoZone, Inc.	San Antonio, TX	Retail	Retail Trade	South	5,400	42,283	0.05%	% Sales	January-11	January-26
AutoZone, Inc.	Nederland, TX	Retail	Retail Trade	South	4,000	31,321	0.04%	% Sales	January-11	January-26
AutoZone, Inc.	West Orange, TX	Retail	Retail Trade	South	4,000	31,321	0.04%	% Sales	January-11	January-26
AutoZone, Inc.	Houston, TX	Retail	Retail Trade	South	5,400	53,488	0.06%	% Sales	August-13	August-38
AutoZone, Inc.	San Antonio, TX	Retail	Retail Trade	South	5,400	55,795	0.07%	% Sales	August-13	August-38

AutoZone, Inc. Total					302,230	2,216,594	2.59%

Lucent Technologies, Inc.	Charlotte, NC	Industrial	Wholesale Trade	East	568,670	1,941,727	2.27%	None	March-07	March-20

Lucent Technologies, Inc. Total					568,670	1,941,727	2.27%

Information Resources, Inc. (8)	Chicago, IL	Office	Professional, Scientific and Technical Servic	es Midwest	30,797	683,141	0.80%	CPI	October-13	October-23
Information Resources, Inc. (8)	Chicago, IL	Office	Professional, Scientific and Technical Servic	es Midwest	53,195	1,179,801	1.38%	CPI	October-13	October-23

Information Resources, Inc. Total					83,992	1,862,942	2.18%

Sybron Dental Specialties, Inc. (Apogent Technologies, Inc)	Glendora, CA	Office	Manufacturing	West	25,000	489,246	0.57%	CPI	December-18	December-43
Sybron Dental Specialties, Inc. (Apogent Technologies, Inc)	Romulus, MI	Industrial	Manufacturing	Midwest	220,000	1,281,052	1.50%	CPI	December-18	December-43

Sybron Dental Specialties, Inc. (Apogent Technologies, Inc) Total					245,000	1,770,298	2.07%

Unisource Worldwide, Inc.	Anchorage, AK	Warehouse/Distribution	Wholesale Trade	West	44,712	344,803	0.40%	Stated	December-09	December-29
Unisource Worldwide, Inc.	Commerce, CA	Warehouse/Distribution	Wholesale Trade	West	411,561	1,422,080	1.66%	Stated	April-10	April-30

Unisource Worldwide, Inc. Total					456,273	1,766,883	2.06%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

						Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Square Footage	Annual Rent	Total Rent	Factor	Expiration	Term

CSS Industries, Inc. (Cleo, Inc)	Memphis, TN	Warehouse/Distribution	Accomodation and Food Services	South	1,006,170	1,735,352	2.03%	CPI	December-10	December-15

CSS Industries, Inc. (Cleo, Inc) Total					1,006,170	1,735,352	2.03%

Brodart Company	Williamsport, PA	Industrial	Wholesale Trade	East	309,030	1,015,205	1.19%	CPI	June-08	June-28
Brodart Company	Williamsport, PA	Industrial	Wholesale Trade	East	212,210	705,481	0.82%	CPI	June-08	June-28

Brodart Company Total					521,240	1,720,686	2.01%

SICOR, Inc.	San Diego, CA	Office	Manufacturing	West	35,951	835,705	0.98%	CPI	July-09	July-49
SICOR, Inc.	San Diego, CA	Office	Manufacturing	West	36,205	835,705	0.98%	CPI	July-09	July-49

SICOR, Inc. Total					72,156	1,671,410	1.95%

Fiskars, Inc. (aka enviroWorks)	Apopka, FL	Industrial	Manufacturing	South	260,160	1,125,458	1.32%	CPI	March-10	March-35
Fiskars, Inc. (aka enviroWorks)	Apopka, FL	Industrial	Manufacturing	South	109,377	473,143	0.55%	CPI	March-10	March-35
Fiskars, Inc. (aka enviroWorks)	Apopka, FL	Industrial	Manufacturing	South	5,292	22,863	0.03%	CPI	March-10	March-35

Fiskars, Inc. (aka enviroWorks) Total					374,829	1,621,464	1.89%

BE Aerospace, Inc.	Lenexa, KA	Office	Manufacturing	Midwest	130,094	617,799	0.72%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	90,800	248,458	0.29%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	74,026	202,553	0.24%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	50,200	137,364	0.16%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Office	Manufacturing	East	43,788	119,813	0.14%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	15,402	42,146	0.05%	Stated	September-17	September-37
BE Aerospace, Inc.	Dallas, TX	Office	Manufacturing	South	22,680	117,676	0.14%	Stated	September-17	September-37

BE Aerospace, Inc. Total					426,990	1,485,809	1.74%

Sprint Spectrum, L.P.	Rio Rancho, NM	Office	Information	West	94,730	1,424,561	1.66%	None	May-11	May-21

Sprint Spectrum, L.P. Total					94,730	1,424,561	1.66%

Amerisure Mutual Insurance Co.	Charleston, SC	Office	Finance and Insurance	East	67,160	729,195	0.85%	None	December-07	December-28
Amerisure Mutual Insurance Co.	Charleston, SC	Office	Finance and Insurance	East	22,557	246,235	0.29%	None	December-07	December-28
Amerisure Mutual Insurance Co.	Charleston, SC	Office	Finance and Insurance	East	38,037	406,826	0.48%	None	December-07	December-28

Amerisure Mutual Insurance Co. Total					127,754	1,382,256	1.62%

BellSouth Telecommunications	Lafayette, LA	Office	Information	South	66,846	1,351,150	1.58%	Stated	December-09	December-39

BellSouth Telecommunications Total					66,846	1,351,150	1.58%

Lowe’s Home Improvement Warehouse	Bellevue, WA	Retail	Wholesale Trade	West	143,352	1,335,411	1.56%	CPI & % Sales	August-18	August-18

Lowe’s Home Improvement Warehouse Total					143,352	1,335,411	1.56%

AT&T Corporation	Bridgeton, MO	Industrial	Information	Midwest	85,510	1,257,410	1.47%	Stated	September-11	September-21

AT&T Corporation Total					85,510	1,257,410	1.47%

Swat-Fame, Inc. (City of Industry, CA)	City of Industry, CA	Industrial	Manufacturing	West	92,595	292,781	0.34%	Stated	July-06	July-08
Swat-Fame, Inc. (City of Industry, CA)	City of Industry, CA	Industrial	Manufacturing	West	233,205	949,663	1.11%	CPI	December-10	December-20

Swat-Fame, Inc. (City of Industry, CA) Total					325,800	1,242,444	1.45%

United States Postal Service (Bloomington, IL)	Bloomingdale, IL	Office	Transportation and Warehousing	Midwest	60,000	1,233,000	1.44%	Stated	April-11	N/A

United States Postal Service (Bloomington, IL) Total					60,000	1,233,000	1.44%

Livho Inc.	Livonia, MI	Hospitality	Accomodation and Food Services	Midwest	158,000	1,200,000	1.40%	Stated	January-07	January-08

Livho Inc. Total					158,000	1,200,000	1.40%

Hologic, Inc. (9)	Danbury, CT	Industrial	Manufacturing	East	22,335	210,526	0.25%	CPI	August-22	August-42
Hologic, Inc. (9)	Bedford, MA	Industrial	Manufacturing	East	74,520	925,612	1.08%	CPI	August-22	August-42

Hologic, Inc. Total					96,855	1,136,138	1.33%

Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	7,220	43,127	0.05%	CPI/Market	May-12	May-12
Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	40,285	240,527	0.28%	CPI/Market	May-12	May-12
Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	39,920	238,343	0.28%	CPI/Market	May-12	May-12
Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	95,420	569,819	0.67%	CPI/Market	May-12	May-12

Anthony’s Manufacturing Company, Inc. Total					182,845	1,091,816	1.28%

Omnicom Group, Inc.	Venice, CA	Office	Professional, Scientific and Technical Servic	es West	77,719	1,082,685	1.27%	Stated	September-10	September-30

Omnicom Group, Inc. Total					77,719	1,082,685	1.27%

Lockheed Martin Corporation	King of Prussia, PA	Office	Professional, Scientific and Technical Servic	es East	84,926	797,202	0.93%	Stated	July-08	July-13
Lockheed Martin Corporation	Houston, TX	Industrial	Professional, Scientific and Technical Servic	es South	30,176	241,416	0.28%	Stated	December-07	December-09

Lockheed Martin Corporation Total					115,102	1,038,618	1.21%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

						Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Square Footage	Annual Rent	Total Rent	Factor	Expiration	Term

Werner Co.	Erlanger, KY	Warehouse/Distribution	Manufacturing	East	409,600	762,048	0.89%	CPI	July-15	July-21
Werner Co.	Erlanger, KY	Warehouse/Distribution	Manufacturing	East	162,604	274,365	0.32%	CPI	July-15	July-21

Werner Co. Total					572,204	1,036,413	1.21%

United Stationers Supply Company	New Orleans, LA	Warehouse/Distribution	Wholesale Trade	South	59,000	366,539	0.43%	CPI	March-10	March-30
United Stationers Supply Company	Memphis, TN	Warehouse/Distribution	Wholesale Trade	South	75,000	317,385	0.37%	CPI	March-10	March-30
United Stationers Supply Company	San Antonio, TX	Warehouse/Distribution	Wholesale Trade	South	63,098	350,913	0.41%	CPI	March-10	March-30

United Stationers Supply Company Total					197,098	1,034,837	1.21%

United Space Alliance LLC	Webster, TX	Warehouse/Distribution	Professional, Scientific and Technical Servic	es South	88,200	505,020	0.59%	Stated	September-06	September-15
United Space Alliance LLC	Houston, TX	Industrial	Professional, Scientific and Technical Servic	es South	38,150	381,500	0.45%	Stated	April-06	April-11
United Space Alliance LLC	Houston, TX	Industrial	Professional, Scientific and Technical Servic	es South	7,151	71,508	0.08%	None	April-06	April-06
United Space Alliance LLC	Houston, TX	Industrial	Professional, Scientific and Technical Servic	es South	6,104	61,040	0.07%	Stated	April-06	April-06

United Space Alliance LLC Total					139,605	1,019,068	1.19%

GATX Logistics, Inc. (aka Sears logistics services)	Jacksonville, FL	Warehouse/Distribution	Wholesale Trade	South	240,000	969,946	1.13%	None	September-07	September-07

GATX Logistics, Inc. (aka Sears logistics services) Total					240,000	969,946	1.13%

Wal-Mart Stores, Inc.	West Mifflin, PA	Retail	Retail Trade	East	118,125	950,905	1.11%	CPI	January-07	January-37

Wal-Mart Stores, Inc. Total					118,125	950,905	1.11%

Pre Finish Metals, Inc.	Walbridge, OH	Industrial	Manufacturing	Midwest	313,704	892,091	1.04%	CPI	June-08	June-28

Pre Finish Metals, Inc. Total					313,704	892,091	1.04%

NVR L.P. (aka NV Ryan, Inc.)	Thurmont, MD	Industrial	Construction	East	150,468	687,992	0.80%	CPI	March-14	March-39
NVR L.P. (aka NV Ryan, Inc.)	Farmington, NY	Industrial	Construction	East	29,273	132,805	0.16%	CPI	March-14	March-39

NVR L.P. (aka NV Ryan, Inc.) Total					179,741	820,797	0.96%

Hibbett Sporting Goods, Inc.	Birmingham, AL	Warehouse/Distribution	Retail Trade	South	219,312	819,935	0.96%	CPI	December-14	December-29

Hibbett Sporting Goods, Inc. Total					219,312	819,935	0.96%

AMS Holding Group (Vertafore, Inc.)	College Station, TX	Office	Information	South	52,552	765,101	0.89%	None	December-09	December-09

AMS Holding Group (Vertafore, Inc.) Total					52,552	765,101	0.89%

Powerware Corporation (aka Exide Electronics Corp.)	Raleigh, NC	Office	Manufacturing	East	27,770	730,215	0.85%	CPI	July-06	July-31

Powerware Corporation (aka Exide Electronics Corp.) Total					27,770	730,215	0.85%

BellSouth Entertainment, Inc.	Ft. Lauderdale, FL	Warehouse/Distribution	Information	South	80,450	576,372	0.67%	None	June-09	June-19

BellSouth Entertainment, Inc. Total					80,450	576,372	0.67%

Western Union Financial Services, Inc.	Bridgeton, MO	Office	Finance and Insurance	Midwest	78,080	573,221	0.67%	Stated	November-06	November-11

Western Union Financial Services, Inc. Total					78,080	573,221	0.67%

Deloro Stellite (DS) Group Ltd. Total	Goshen, IN	Industrial	Manufacturing	Midwest	52,000	563,715	0.66%	CPI	February-10	February-35

Deloro Stellite (DS) Group Ltd. Total Total					52,000	563,715	0.66%

Aviva France (fka Tellit Assurances — Sun Alliance) (3)	Rouen, France	Office	Finance and Insurance	Europe	27,593	488,535	0.57%	INSEE (2)	September-10	September-10

Aviva France (fka Tellit Assurances — Sun Alliance) Total					27,593	488,535	0.57%

Childtime Childcare, Inc. (10)	Chandler, AZ	Other Properties	Health Care and Social Assistance	West	2,026	32,259	0.04%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Tucson, AZ	Other Properties	Health Care and Social Assistance	West	2,165	33,628	0.04%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Alhambra, CA	Other Properties	Health Care and Social Assistance	West	2,262	48,506	0.06%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Chino, CA	Other Properties	Health Care and Social Assistance	West	2,166	42,366	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Garden Grove, CA	Other Properties	Health Care and Social Assistance	West	2,848	41,657	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Tustin, CA	Other Properties	Health Care and Social Assistance	West	2,264	48,128	0.06%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Westland, MI	Other Properties	Health Care and Social Assistance	Midwest	2,472	24,135	0.03%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Sterling Heights, MI	Other Properties	Health Care and Social Assistance	Midwest	2,311	43,736	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Westland, MI	Other Properties	Health Care and Social Assistance	Midwest	2,787	31,645	0.04%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Carrollton, TX	Other Properties	Health Care and Social Assistance	South	2,438	42,083	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Duncanville, TX	Other Properties	Health Care and Social Assistance	South	2,438	42,083	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Lewisville, TX	Other Properties	Health Care and Social Assistance	South	2,440	42,083	0.05%	CPI	January-16	January-41

Childtime Childcare, Inc. Total					28,617	472,309	0.55%

ALCOA Inc	Salisbury, NC	Warehouse/Distribution	Manufacturing	East	200,000	459,082	0.54%	CPI	June-10	June-20

ALCOA Inc Total					200,000	459,082	0.54%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

						Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Square Footage	Annual Rent	Total Rent	Factor	Expiration	Term

Yale Security, Inc.	Lemont, IL	Industrial	Manufacturing	Midwest	113,133	459,000	0.54%	Stated	March-11	March-11

Yale Security, Inc. Total					113,133	459,000	0.54%

Affiliated Foods Southwest, Inc.	Hope, AR	Retail	Wholesale Trade	South	35,784	85,882	0.10%	CPI	March-07	March-37
Affiliated Foods Southwest, Inc.	Hope, AR	Retail	Wholesale Trade	South	21,932	34,745	0.04%	CPI	March-07	March-22
Affiliated Foods Southwest, Inc.	Little Rock, AR	Retail	Wholesale Trade	South	64,358	279,522	0.33%	None	January-09	January-24

Affiliated Foods Southwest, Inc. Total					122,074	400,149	0.47%

Kmart Corporation	Citrus Heights, CA	Retail	Retail Trade	West	89,760	180,000	0.21%	None	May-11	May-26
Kmart Corporation	Drayton Plains, MI	Retail	Retail Trade	Midwest	103,018	210,000	0.25%	None	March-11	March-26

Kmart Corporation Total					192,778	390,000	0.46%

Industrial Data Systems Corp. (aka Petrocon Engineering, Inc.)	Beaumont, TX	Office	Construction	South	34,300	288,120	0.34%	Stated	December-11	December-14
Industrial Data Systems Corp. (aka Petrocon Engineering, Inc.)	Beaumont, TX	Office	Construction	South	8,580	72,072	0.08%	Stated	December-11	December-14

Industrial Data Systems Corp. (aka Petrocon Engineering, Inc.) Total					42,880	360,192	0.42%

Laboratoires Nycomed Amersham (3)	Pantin, France	Office	Manufacturing	Europe	15,404	349,320	0.41%	INSEE (2)	January-10	January-10

Laboratoires Nycomed Amersham Total					15,404	349,320	0.41%

Faurecia Exhaust Systems, Inc. (fka AP Parts Manufacturing, Co.)	Toledo, OH	Industrial	Manufacturing	Midwest	61,000	336,000	0.39%	CPI	November-22	November-42

Faurecia Exhaust Systems, Inc. (fka AP Parts Manufacturing, Co.) Total					61,000	336,000	0.39%

Alstom Power Inc.	Erlanger, KY	Warehouse/Distribution	Professional, Scientific and Technical Servic	es East	118,200	287,226	0.34%	Stated	May-13	May-13

Alstom Power Inc. Total					118,200	287,226	0.34%

Roof Center, Inc., The	Manassas, VA	Industrial	Wholesale Trade	East	60,446	280,901	0.33%	Stated	July-09	July-09

Roof Center, Inc., The Total					60,446	280,901	0.33%

Winn-Dixie, Inc.	Montgomery, AL	Retail	Retail Trade	South	32,690	138,933	0.16%	% Sales	March-08	March-38
Winn-Dixie, Inc.	Brewton, AL	Retail	Retail Trade	South	30,625	134,500	0.16%	% Sales	October-10	October-10

Winn-Dixie, Inc. Total					63,315	273,433	0.32%

US WEST Communications, Inc. (Qwest Communications)	Scottsdale, AZ	Industrial	Information	West	2,900	175,735	0.21%	None	February-07	February-07
US WEST Communications, Inc. (Qwest Communications)	Scottsdale, AZ	Industrial	Information	West	1,560	94,535	0.11%	None	February-07	February-07

US WEST Communications, Inc. (Qwest Communications) Total					4,460	270,270	0.32%

Honeywell, Inc.	Houston, TX	Office	Manufacturing	South	86,989	36,000	0.04%	Stated	September-10	September-05
Honeywell, Inc.	Houston, TX	Warehouse/Distribution	Manufacturing	South	32,320	228,828	0.27%	Stated	September-10	December-22

Honeywell, Inc. Total					119,309	264,828	0.31%

SARL S3T(11)	Loire, France	Office	Information	Europe	55,594	263,045	0.31%	INSEE (2)	May-08	May-08

SARL S3T Total					55,594	263,045	0.31%

Northern Tube, Inc.	Pinconning, MI	Industrial	Manufacturing	Midwest	220,588	254,538	0.30%	CPI	July-13	July-23

Northern Tube, Inc. Total					220,588	254,538	0.30%

Direction Regional des Affaires Sanitaires et Sociales(3)	Rouen, France	Office	Public Administration	Europe	19,214	240,750	0.28%	INSEE (2)	March-06	March-06

Direction Regional des Affaires Sanitaires et Sociales Total					19,214	240,750	0.28%

Penberthy Products, Inc.	Prophetstown, IL	Industrial	Manufacturing	Midwest	161,878	237,486	0.28%	CPI	April-11	April-26

Penberthy Products, Inc. Total					161,878	237,486	0.28%

DSM Food Specialties (11)	Lille, France	Office	Wholesale Trade	Europe	29,870	228,879	0.27%	INSEE (2)	May-08	May-08

DSM Food Specialties Total					29,870	228,879	0.27%

Ace Hardware (Bay Area Blvd, Houston TX)	Houston, TX	Retail	Wholesale Trade	South	23,569	212,121	0.25%	Stated	March-16	March-16

Ace Hardware (Bay Area Blvd, Houston TX) Total					23,569	212,121	0.25%

Verizon Communications, Inc.	Milton, VT	Industrial	Information	East	30,624	208,467	0.24%	Stated	February-13	February-13

Verizon Communications, Inc. Total					30,624	208,467	0.24%

Department de Seine St. Denis (3)	Pantin, France	Office	Public Administration	Europe	8,451	207,875	0.24%	INSEE (2)	December-11	December-11

Department de Seine St. Denis Total					8,451	207,875	0.24%

La Region Ile de France (3)	Pantin, France	Office	Public Administration	Europe	7,613	183,012	0.21%	INSEE (2)	October-12	October-12

La Region Ile de France Total					7,613	183,012	0.21%

GIE Groupe Vauban (3)	Pantin, France	Office	Finance and Insurance	Europe	7,613	171,200	0.20%	INSEE (2)	September-12	September-12

GIE Groupe Vauban Total					7,613	171,200	0.20%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

						Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Square Footage	Annual Rent	Total Rent	Factor	Expiration	Term

Xerox Corporation	Hot Springs, AR	Retail	Manufacturing	South	36,850	167,667	0.20%	None	May-10	May-21

Xerox Corporation Total					36,850	167,667	0.20%

Continental Airlines, Inc.	Houston, TX	Warehouse/Distribution	Transportation and Warehousing	South	25,125	157,200	0.18%	Stated	July-08	July-08

Continental Airlines, Inc. Total					25,125	157,200	0.18%

Golder Associates Inc.	Houston, TX	Office	Professional, Scientific and Technical Servic	es South	11,396	103,368	0.12%	None	October-10	October-20

Golder Associates Inc. Total					11,396	103,368	0.12%

Custom Training Group	Houston, TX	Warehouse/Distribution	Educational Services	South	4,456	40,080	0.05%	Stated	August-06	August-06
Custom Training Group	Houston, TX	Warehouse/Distribution	Educational Services	South	7,248	59,400	0.07%	Stated	December-06	December-06

Custom Training Group Total					11,704	99,480	0.12%

RATP (3)	Pantin, France	Office	Transportation and Warehousing	Europe	3,407	82,009	0.10%	INSEE (2)	November-09	November-09

RATP Total					3,407	82,009	0.10%

General Services Administration (US Government) in Bloomington ,IL	Bloomingdale, IL	Office	Public Administration	Midwest	3,949	74,834	0.09%	Stated	April-06	April-06

General Services Administration (US Government) in Bloomington ,IL Total					3,949	74,834	0.09%

Sverdrup Technology Inc.	Houston, TX	Warehouse/Distribution	Professional, Scientific and Technical Servic	es South	10,960	73,644	0.09%	None	January-06	January-07

Sverdrup Technology Inc. Total					10,960	73,644	0.09%

Bike Barn Holding Company, Inc. (Bay Area Blvd, Houston, TX)	Houston, TX	Retail	Retail Trade	South	6,216	71,280	0.08%	Stated	August-10	August-10

Bike Barn Holding Company, Inc. (Bay Area Blvd, Houston, TX) Total					6,216	71,280	0.08%

Work Ready, Inc (Century Plaza Drive Houston, TX)	Houston, TX	Warehouse/Distribution	Health Care and Social Assistance	South	7,306	70,560	0.08%	Stated	August-06	August-06

Work Ready, Inc (Century Plaza Drive Houston, TX) Total					7,306	70,560	0.08%

Kenyon International Emergency Services (Pepsi)	Houston, TX	Warehouse/Distribution	Manufacturing	South	17,725	70,014	0.08%	Stated	October-09	October-19

Kenyon International Emergency Services (Pepsi) Total					17,725	70,014	0.08%

Richard Millburn Academy (Century Plaza Drive Houston, TX)	Houston, TX	Warehouse/Distribution	Educational Services	South	7,860	69,840	0.08%	Stated	September-08	September-08

Richard Millburn Academy (Century Plaza Drive Houston, TX) Total					7,860	69,840	0.08%

L’Agence Nationale Pour L’Emploi (3)	Pantin, France	Office	Public Administration	Europe	3,633	67,353	0.08%	INSEE (2)	June-07	June-07

L’Agence Nationale Pour L’Emploi Total					3,633	67,353	0.08%

Raytheon Company	Webster, TX	Industrial	Professional, Scientific and Technical Servic	es South	9,138	65,796	0.08%	Stated	July-10	July-25

Raytheon Company Total					9,138	65,796	0.08%

Rocky Mountain Pool Table Co. (Broomfield Tech Center)	Broomfield, CO	Office	Retail Trade	West	13,091	62,112	0.07%	None	March-06	March-06

Rocky Mountain Pool Table Co. (Broomfield Tech Center) Total					13,091	62,112	0.07%

AFPOLS (3)	Pantin, France	Office	Public Administration	Europe	3,488	58,654	0.07%	INSEE (2)	June-08	June-08

AFPOLS Total					3,488	58,654	0.07%

Tru-Check, Inc.	Broomfield, CO	Office	Information	West	14,914	51,602	0.06%	None	February-06	February-06

Tru-Check, Inc. Total					14,914	51,602	0.06%

Trans American Automation Inc. (Century Plaza Drive Houston, TX)	Houston, TX	Warehouse/Distribution	Manufacturing	South	5,632	48,660	0.06%	Stated	February-07	February-12

Trans American Automation Inc. (Century Plaza Drive Houston, TX) Total					5,632	48,660	0.06%

Olmstead Kirk Paper Company (Beaumont, TX)	Beaumont, TX	Office	Manufacturing	South	5,760	40,102	0.05%	Stated	December-07	December-07

Olmstead Kirk Paper Company (Beaumont, TX) Total					5,760	40,102	0.05%

Rhino Liners	Broomfield, CO	Office	Retail Trade	West	5,517	35,861	0.04%	None	June-06	June-06

Rhino Liners Total					5,517	35,861	0.04%

Introtell (Broomfield Tech Center)	Broomfield, CO	Office	Retail Trade	West	10,952	34,080	0.04%	None	February-10	February-10

Introtell (Broomfield Tech Center) Total					10,952	34,080	0.04%
			Administrative and Support and Waste

Facilities Management Solutions	Webster, TX	Warehouse/Distribution	Management and Remediation Services	South	3,600	30,240	0.04%	Stated	December-05	December-05

Facilities Management Solutions Total					3,600	30,240	0.04%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

						Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Square Footage	Annual Rent	Total Rent	Factor	Expiration	Term

G.T. of the Front Range	Broomfield, CO	Office	Retail Trade	West	9,401	25,956	0.03%	None	May-06	May-06

G.T. of the Front Range Total					9,401	25,956	0.03%

Aardvark IT Solutions	Broomfield, CO	Office	Retail Trade	West	5,953	19,347	0.02%	None	September-06	N/A

Aardvark IT Solutions Total					5,953	19,347	0.02%

Michael Lau	Broomfield, CO	Office	N/A	West	4,162	14,400	0.02%	None	April-06	April-06

Michael Lau Total					4,162	14,400	0.02%

Marathon System Service	Broomfield, CO	Office	Information	West	2,283	14,177	0.02%	None	November-07	November-07

Marathon System Service Total					2,283	14,177	0.02%

Sundew Technologies	Broomfield, CO	Office	Management and Remediation Services	West	3,745	12,805	0.01%	None	October-07	October-07

Sundew Technologies Total					3,745	12,805	0.01%

Red Cloud Telecom Products, Inc.	Broomfield, CO	Office	Information	West	2,093	12,000	0.01%	None	June-06	June-06

Red Cloud Telecom Products, Inc. Total					2,093	12,000	0.01%

Appointment Quest	Broomfield, CO	Office	Information	West	1,670	11,460	0.01%	None	May-06	N/A

Appointment Quest Total					1,670	11,460	0.01%

Abilis	Pantin, France	Office	Other Services (except Public Administ	ration) Europe	0	9,178	0.01%	INSEE (2)	February-07	January-08

Abilis Total					0	9,178	0.01%

Classic Cuisines Catering	Bloomingdale, IL	Office	Accomodation and Food Services	Midwest	1,000	9,000	0.01%	None	October-08	N/A

Classic Cuisines Catering Total					1,000	9,000	0.01%

Ass Comite Dept du Tourisme	Pantin, France	Office	Tourism	Europe	N/A	8,385	0.01%	INSEE (2)	June-07	June-07

Ass Comite Dept du Tourisme Total					0	8,385	0.01%

AT&T Wireless Service	Broomfield, CO	Office	Information	West	730	8,208	0.01%	Stated	May-06	N/A

AT&T Wireless Service Total					730	8,208	0.01%

Fine Art Mannequins, LLC	Broomfield, CO	Office	N/A	West	2,209	7,643	0.01%	None	April-07	April-07

Fine Art Mannequins, LLC Total					2,209	7,643	0.01%

Remote Access Diagnostic Radiography	Broomfield, CO	Office	N/A	West	2,093	7,179	0.01%	None	October-06	October-06

Remote Access Diagnostic Radiography Total					2,093	7,179	0.01%

Orange (3)	Pantin, France	Office	Information	Europe	N/A	6,137	0.01%	None	June-15	N/A

Orange Total					0	6,137	0.01%

Photo Center	Hot Springs, AR	Retail	Manufacturing	South	340	4,800	0.01%	N/A	N/A	N/A

Photo Center Total					340	4,800	0.01%

Byron Jacquot	Broomfield, CO	Office	N/A	West	1,105	3,978	0.00%	None	September-06	September-06

Byron Jacquot Total					1,105	3,978	0.00%

DLH Management Corporation	Broomfield, CO	Office	N/A	West	1,510	2,280	0.00%	None	February-06	February-06

DLH Management Corporation Total					1,510	2,280	0.00%

Tempered Air Services, Inc.	Broomfield, CO	Office	N/A	West	1,200	1,200	0.00%	None	December-05	December-05

Tempered Air Services, Inc. Total					1,200	1,200	0.00%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

						Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Square Footage	Annual Rent	Total Rent	Factor	Expiration	Term

Vacant	Cincinnati, OH	Industrial	Manufacturing	Midwest	593,340
Vacant	Travelers Rest, SC	Industrial	N/A	East	181,700	—	—	N/A	N/A	N/A
Vacant	Salisbury, NC	Warehouse/Distribution	N/A	East	88,000
Vacant	Erlanger, KY	Warehouse/Distribution	N/A	East	79,200	—	—	N/A	N/A	N/A
Vacant	Moorestown, NJ	Office	N/A	East	65,567
Vacant	Reno, NV	Office	Transportation and Warehousing	West	53,158			N/A	N/A	N/A
Vacant	Bloomingdale, IL	Office	N/A	Midwest	36,967	—	—	N/A	N/A	N/A
Vacant	Bay Minette, AL	Retail	N/A	South	34,887
Vacant	Broomfield, CO	Office	N/A	West	22,477
Vacant	Webster, TX	Industrial	N/A	South	17,859
Vacant (Common Area Space)	Bloomingdale, IL	Office	N/A	Midwest	14,084
Vacant	Salisbury, NC	Industrial	N/A	East	13,284
Vacant	Salisbury, NC	Warehouse/Distribution	N/A	East	10,681	—	—	N/A	N/A	N/A
Vacant	Broomfield, CO	Office	N/A	West	5,819	—	—	N/A	N/A	N/A
Vacant	Houston, TX	Office	N/A	South	5,742
Vacant	Paris, France	Office	N/A	Europe	2,301
Vacant	Broomfield, CO	Office	N/A	West	1,033	—	—	N/A	N/A	N/A

Vacant Total					1,226,099	—	—

Grand Total					17,074,370	85,566,789	100%

(1)	WPC LLC owns 95% of this property. Rents reflect a conversion rate of 1.1844 USD/EUR as of December 31, 2005.

(2)	INSEE construction index, an index published quarterly by the French Government.

(3)	WPC LLC owns 75% of this property. Rents reflect a conversion rate of 1.1844 USD/EUR as of December 31, 2005.

(4)	WPC LLC owns 22.5% of this property. Rents reflect a conversion rate of 1.1844 USD/EUR as of December 31, 2005.

(5)	WPC LLC owns 40% of this property.

(6)	WPC LLC owns 74.583% of this property.

(7)	WPC LLC owns 50% of this property.

(8)	WPC LLC owns 33.33% of this property.

(9)	WPC LLC owns 36.00% of this property.

(10)	WPC LLC owns 33.93% of this property.

(11)	WPC LLC owns 80% of this property. Rents reflect a conversion rate of 1.1844 USD/EUR as of December 31, 2005.

Ticker: WPC	www.wpcarey.com